Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

First Quarter 2023 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	17
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	18-19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8

Reconciliation		Disposition Activity	24
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	25
Property NOI	11
		Net Asset Value Components	26
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	27
		EBITDA and NOI	28
Owned and Consolidated Portfolio Overview	14-16	AFFO	29

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of geopolitical events, increasing  inflation, the COVID-19 pandemic and other potential infectious disease outbreaks and terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, any inability to dispose of properties on acceptable terms and any delays in the timing of any such anticipated dispositions, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			1999 Broadway, Denver, CO

March 31, 2023| Page 2

Company Information

Overview		Snapshot (as of March 31, 2023)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Owned & Consolidated Properties	21
		Total Square Feet	6.3 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,235,914

Our Business		Total Market Capitalization	$0.6 Billion (1)
As of March 31, 2023, the Company owned a portfolio of real estate consisting of 20 owned properties and one consolidated Sponsored REIT. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	6.06%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	600 17th Street, Denver, CO

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

March 31, 2023| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Mar-23	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22
Income Items:
Rental revenue	$37,767	$40,745	$40,366	$40,831	$41,797
Total revenue	37,767	41,211	40,836	41,304	42,264
Net income (loss)	2,406	(2,884)	17,246	(9,110)	(4,158)
Adjusted EBITDA*	14,269	16,112	15,250	15,891	16,918
FFO*	8,407	10,463	9,041	10,257	11,582
AFFO*	1,810	(8,681)	(9,735)	(4,072)	918

Per Share Data:
EPS	$0.02	$(0.03)	$0.17	$(0.09)	$(0.04)
FFO*	$0.08	$0.10	$0.09	$0.10	$0.11
AFFO*	$0.02	$(0.08)	$(0.09)	$(0.04)	$0.01
Weighted Average Shares (diluted)	103,236	103,236	103,236	103,193	103,691
Closing share price	$1.57	$2.73	$2.63	$4.17	$5.90
Dividend declared	$0.01	$0.01	$0.01	$0.09	$0.09

Balance Sheet Items:
Real estate, net	$1,095,915	$1,103,248	$1,118,983	$1,186,157	$1,187,348
Other assets, net	117,767	138,418	143,087	145,562	149,772
Total assets, net	1,213,682	1,241,666	1,262,070	1,331,719	1,337,120
Total liabilities, net	444,387	472,930	489,509	577,687	567,234
Shareholders' equity	769,295	768,736	772,561	754,032	769,886

Market Capitalization and Debt:
Total Market Capitalization (a)	$562,080	$694,834	$701,510	$960,494	$1,123,596
Total debt outstanding (excluding unamortized financing costs)	$400,000	$413,000	$430,000	$530,000	$515,000
Debt to Total Market Capitalization	71.2%	59.4%	61.3%	55.2%	45.8%
Net Debt to Adjusted EBITDA ratio*	6.8	6.3	6.9	8.3	7.4

Owned Properties Leasing Statistics (b):
Owned properties assets	20	21	22	24	24
Owned properties total SF	6,049,466	6,239,530	6,433,954	6,915,715	6,915,609
Owned properties % leased	73.9%	75.6%	75.9%	76.3%	77.3%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	Excludes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 25 for more information.

*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2023| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

						For the
	For the Three Months Ended	For the Three Months Ended				Year Ended
	31-Mar-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Revenue:
Rental	$37,767	$41,797	$40,831	$40,366	$40,745	$163,739
Related party revenue:
Management fees and interest income from loans	—	460	467	466	462	1,855
Other	—	7	6	4	4	21
Total revenue	37,767	42,264	41,304	40,836	41,211	165,615

Expenses:
Real estate operating expenses	12,690	12,834	12,344	13,369	14,273	52,820
Real estate taxes and insurance	6,973	8,719	9,043	8,951	7,907	34,620
Depreciation and amortization	14,727	15,670	18,186	15,148	14,804	63,808
General and administrative	3,817	3,784	3,981	3,232	2,888	13,885
Interest	5,806	5,366	5,664	6,110	5,668	22,808
Total expenses	44,013	46,373	49,218	46,810	45,540	187,941

Loss on extinguishment of debt	(67)	—	—	(78)	—	(78)
Gain on consolidation of Sponsored REIT	394	—	—	—	—	—
Impairment and loan loss reserve	—	—	(1,140)	(717)	(2,380)	(4,237)
Gain on sale of properties, net	8,392	—	—	24,077	3,862	27,939
Income (loss) before taxes on income	2,473	(4,109)	(9,054)	17,308	(2,847)	1,298
Tax expense on income	67	49	56	62	37	204

Net income (loss)	$2,406	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094

Weighted average number of shares outstanding, basic and diluted	103,236	103,691	103,193	103,236	103,236	103,338

Net income (loss) per share, basic and diluted	$0.02	$(0.04)	$(0.09)	$0.17	$(0.03)	$0.01

March 31, 2023| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2023	2022	2022	2022	2022
Assets:
Real estate assets:
Land	$130,147	$146,844	$146,844	$131,556	$126,645
Buildings and improvements	1,367,629	1,465,312	1,477,913	1,397,303	1,388,869
Fixtures and equipment	11,411	11,819	12,192	10,656	11,151
	1,509,187	1,623,975	1,636,949	1,539,515	1,526,665
Less accumulated depreciation	413,272	436,627	450,792	420,532	423,417
Real estate assets, net	1,095,915	1,187,348	1,186,157	1,118,983	1,103,248

Acquired real estate leases, net	9,620	13,453	12,373	11,177	10,186
Cash, cash equivalents and restricted cash	13,110	10,983	4,693	8,717	6,632
Tenant rent receivables, net	3,306	2,041	2,627	1,309	2,201
Straight-line rent receivable, net	51,703	51,309	54,354	50,885	52,739
Prepaid expenses and other assets	6,125	7,403	6,863	6,961	6,676
Related party mortgage loan receivable, less allowance for credit loss	—	24,000	22,860	22,143	19,763
Other assets: derivative asset	—	—	1,951	4,266	4,358
Office computers and furniture, net of accumulated depreciation	145	204	187	170	154
Deferred leasing commissions, net	33,758	40,379	39,654	37,459	35,709
Total assets	$1,213,682	$1,337,120	$1,331,719	$1,262,070	$1,241,666

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$75,000	$40,000	$55,000	$65,000	$48,000
Term loan payable, net of unamortized financing costs	124,365	274,402	274,518	164,692	164,750
Series A & Series B Senior Notes	199,547	199,383	199,424	199,465	199,506
Accounts payable and accrued expenses	37,720	44,700	39,315	50,371	50,366
Accrued compensation	1,189	1,206	2,252	3,159	3,644
Tenant security deposits	5,740	5,837	5,819	5,726	5,710
Lease liability	655	1,061	962	862	759
Other liabilities: derivative liabilities	—	195	—	—	—
Acquired unfavorable real estate leases, net	171	450	397	234	195
Total liabilities	444,387	567,234	577,687	489,509	472,930

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—
Common stock	10	10	10	10	10
Additional paid-in capital	1,334,776	1,334,383	1,334,776	1,334,776	1,334,776
Accumulated other comprehensive (income) loss	3,544	(195)	1,951	4,266	4,358
Accumulated distributions in excess of accumulated earnings	(569,035)	(564,312)	(582,705)	(566,491)	(570,408)
Total stockholders’ equity	769,295	769,886	754,032	772,561	768,736
Total liabilities and stockholders’ equity	$1,213,682	$1,337,120	$1,331,719	$1,262,070	$1,241,666

March 31, 2023| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Three Months Ended March 31,

	2023	2022
Cash flows from operating activities:
Net income (loss)	$2,406	$(4,158)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense	15,316	16,195
Amortization of above and below market leases	(18)	(9)
Amortization of other comprehensive income into interest expense	(662)	—
Loss on extinguishment of debt	67	—
Gain on consolidation of Sponsored REIT	(394)	—
Gain on sale of properties, net	(8,392)	—
Changes in operating assets and liabilities:
Tenant rent receivables	(1,105)	(87)
Straight-line rents	(332)	(1,216)
Lease acquisition costs	(818)	(1,069)
Prepaid expenses and other assets	(513)	(1,274)
Accounts payable and accrued expenses	(3,317)	(10,568)
Accrued compensation	(2,455)	(3,498)
Tenant security deposits	30	(382)
Payment of deferred leasing commissions	(908)	(3,706)
Net cash used in operating activities	(1,095)	(9,772)

Cash flows from investing activities:
Property improvements, fixtures and equipment	(11,420)	(9,952)
Consolidation of Sponsored REIT	3,048	—
Proceeds received from sales of properties	28,098	—
Net cash provided by (used in) investing activities	19,726	(9,952)

Cash flows from financing activities:
Distributions to stockholders	(1,033)	(42,640)
Stock repurchases	—	(4,843)
Proceeds received from termination of interest rate swap	4,206	—
Borrowings under bank note payable	57,000	45,000
Repayments of bank note payable	(30,000)	(5,000)
Repayment of term loan payable	(40,000)	—
Deferred financing costs	(2,326)	(2,561)
Net cash used in financing activities	(12,153)	(10,044)
Net increase (decrease) in cash, cash equivalents and restricted cash	6,478	(29,768)
Cash, cash equivalents and restricted cash, beginning of period	6,632	40,751
Cash, cash equivalents and restricted cash, end of period	$13,110	$10,983

March 31, 2023| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended	Three Months Ended				Year Ended	Inc	%
(in thousands)	or RSF	31-Mar-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22	(Dec)	Change
Region
East	362	$478	$497	$474	$392	$526	$1,889	$(19)	(3.8)%
MidWest	758	2,239	2,478	3,038	2,486	2,406	10,408	(239)	(9.6)%
South	2,797	7,933	5,817	5,611	5,902	7,896	25,226	2,116	36.4%
West	2,132	6,422	8,070	6,609	6,401	6,028	27,108	(1,648)	(20.4)%
Property NOI* from Owned Properties	6,049	17,072	16,862	15,732	15,181	16,856	64,631	210	1.2%
Disposition and Acquisition Properties (a)	214	668	2,719	3,386	2,487	1,359	9,951	(2,051)	(10.6)%
Property NOI*	6,263	$17,740	$19,581	$19,118	$17,668	$18,215	$74,582	$(1,841)	(9.4)%

Same Store		$17,072	$16,862	$15,732	$15,181	$16,856	$64,631	$210	1.2%

Less Nonrecurring
Items in NOI* (b)		1,292	273	1,258	494	818	2,843	1,019	(6.1)%

Comparative
Same Store		$15,780	$16,589	$14,474	$14,687	$16,038	$61,788	$(809)	(4.9)%

(a)	We define Disposition and Acquisition Properties as properties that were sold or acquired or consolidated and do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2023| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Net income (loss)	$2,406	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094
Gain on consolidation of Sponsored REIT	(394)	—	—	—	—	—
Impairment and loan loss reserve	—	—	1,140	717	2,380	4,237
Gain on sale of properties, net	(8,392)	—	—	(24,077)	(3,862)	(27,939)
Depreciation & amortization	14,709	15,661	18,141	15,114	14,773	63,689
NAREIT FFO*	8,329	11,503	10,171	9,000	10,407	41,081
Lease Acquisition costs	78	79	86	41	56	262
Funds From Operations (FFO)*	$8,407	$11,582	$10,257	$9,041	$10,463	$41,343

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$8,407	$11,582	$10,257	$9,041	$10,463	$41,343
Loss on extinguishment of debt	67	—	—	78	—	78
Amortization of deferred financing costs	589	526	481	461	421	1,889
Shares issued as compensation	—	—	394	—	—	394
Straight-line rent	(331)	(1,216)	(1,688)	(1,160)	(1,831)	(5,895)
Tenant improvements	(3,047)	(1,877)	(5,453)	(6,813)	(7,508)	(21,651)
Leasing commissions	(908)	(3,032)	(1,327)	(2,053)	(1,152)	(7,564)
Non-investment capex	(2,967)	(5,065)	(6,736)	(9,289)	(9,074)	(30,164)
Adjusted Funds From Operations (AFFO)*	$1,810	$918	$(4,072)	$(9,735)	$(8,681)	$(21,570)

Per Share Data:
EPS	$0.02	$(0.04)	$(0.09)	$0.17	$(0.03)	$0.01
FFO*	0.08	0.11	0.10	0.09	0.10	0.40
AFFO*	0.02	0.01	(0.04)	(0.09)	(0.08)	(0.21)

Weighted Average Shares (basic and diluted)	103,236	103,691	103,193	103,236	103,236	103,338

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2023| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Net income (loss)	$2,406	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094
Interest expense	5,806	5,366	5,664	6,110	5,668	22,808
Depreciation and amortization	14,709	15,661	18,141	15,114	14,773	63,689
Income taxes	67	49	56	62	37	204
EBITDA*	$22,988	$16,918	$14,751	$38,532	$17,594	$87,795
Loss on extinguishment of debt	67	—	—	78	—	78
Gain on consolidation of Sponsored REIT	(394)	—	—	—	—	—
Impairment and loan loss reserve	—	—	1,140	717	2,380	4,237
Gain on sale of properties, net	(8,392)	—	—	(24,077)	(3,862)	(27,939)
Adjusted EBITDA*	$14,269	$16,918	$15,891	$15,250	$16,112	$64,171

Interest expense	$5,806	$5,366	$5,664	$6,110	$5,668	$22,808
Scheduled principal payments	—	—	—	—	—	—
Interest and scheduled principal payments	$5,806	$5,366	$5,664	$6,110	$5,668	$22,808

Interest coverage ratio	2.46	3.15	2.81	2.50	2.84	2.81

Debt service coverage ratio	2.46	3.15	2.81	2.50	2.84	2.81

Debt excluding unamortized financing costs	$400,000	$515,000	$530,000	$430,000	$413,000
Cash, cash equivalents and restricted cash	13,110	10,983	4,693	8,717	6,632
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$386,890	$504,017	$525,307	$421,283	$406,368

Adjusted EBITDA*	$14,269	$16,918	$15,891	$15,250	$16,112
Annualized	$57,076	$67,672	$63,564	$61,000	$64,448

Net Debt-to-Adjusted EBITDA ratio*	6.8	7.4	8.3	6.9	6.3

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2023| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

						Year
	Three Months Ended	Three Months Ended				Ended
	31-Mar-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22
Net income (loss)	$2,406	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094
Add (deduct):
Loss on extinguishment of debt	67	—	—	78	—	78
Gain on consolidation of Sponsored REIT	(394)	—	—	—	—	—
Impairment and loan loss reserve	—	—	1,140	717	2,380	4,237
Gain on sale of properties, net	(8,392)	—	—	(24,077)	(3,862)	(27,939)
Management fee income	(374)	(291)	(267)	(274)	(295)	(1,127)
Depreciation and amortization	14,727	15,670	18,185	15,148	14,805	63,808
Amortization of above/below market leases	(18)	(9)	(45)	(34)	(30)	(118)
General and administrative	3,817	3,784	3,981	3,233	2,888	13,886
Interest expense	5,806	5,366	5,664	6,110	5,668	22,808
Interest income	—	(451)	(455)	(461)	(460)	(1,827)
Non-property specific items, net	95	(330)	25	(18)	5	(318)
Property NOI*	$17,740	$19,581	$19,118	$17,668	$18,215	$74,582

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2023| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	31-Mar-23	Components			31-Mar-23	Fee

BofA Revolver	1-Oct-24	$150,000	$75,000	SOFR	+	3.00%	7.92%	0.35%
BMO Term Loan Tranche B	1-Oct-24	125,000	125,000	SOFR	+	3.00%	7.91%
Series A Senior Notes	20-Dec-24	116,000	116,000				4.49%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.76%

		$475,000	$400,000				6.26%

●	The table above is a summary of our debt as of March 31, 2023. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated in our Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	On February 8, 2023, we terminated all remaining interest rate swaps applicable to the BMO Term Loan and, on February 10, 2023, we received an aggregate of approximately $4.3 million as a result of such terminations.
●	On February 10, 2023, we entered into an amendment to the credit agreement evidencing our $165 million BMO Term Loan. On February 10, 2023, as part of the amendment to the BMO Term Loan, we repaid a $40 million portion of the BMO Term Loan, so that $125 million remains outstanding under the BMO Term Loan. On or before April 1, 2024, we are required to repay an additional $25 million of the BMO Term Loan. The amendment, among other items, extended the maturity date from January 31, 2024 to October 1, 2024, changed the interest rate from a number of basis points over LIBOR depending on our credit rating to 300 basis points over SOFR, and made certain changes to conditions and covenants.
●	On February 10, 2023, we entered into an amendment to the credit agreement evidencing our BofA Revolver. The amendment, among other items, extended the maturity date from January 12, 2024 to October 1, 2024, reduced availability from $237.5 million to $150 million, with further reductions to $125 million effective October 1, 2023 and to $100 million effective April 1, 2024, changed the interest rate from a number of basis points over SOFR depending on our credit rating to 300 basis points over SOFR, and made certain changes to conditions and covenants.
●	As of March 31, 2023, the BofA Revolver was subject to a 35 basis point facility fee on the unused portion of the facility.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute.

(a)	Interest rates exclude amortization of deferred financing costs and facility fees, which is discussed in the notes above.

March 31, 2023| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22
Market Data:
Shares Outstanding	103,236	103,152	103,236	103,236	103,236
Closing market price per share	$1.57	$5.90	$4.17	$2.63	$2.73
Market capitalization	$162,080	$608,596	$430,494	$271,510	$281,834
Total debt outstanding excluding unamortized financing costs	400,000	515,000	530,000	430,000	413,000
Total Market Capitalization	$562,080	$1,123,596	$960,494	$701,510	$694,834

Dividend Data:
Total dividends declared for the quarter	$1,033	$9,360	$9,284	$1,032	$1,032
Common dividend declared per share	$0.01	$0.09	$0.09	$0.01	$0.01
Declared dividend as a % of Net income (loss) per share	43%	(224)%	(102)%	6%	(36)%
Declared dividend as a % of AFFO* per share	57%	1017%	(228)%	(11)%	(12)%

Liquidity:
Cash, cash equivalents and restricted cash	$13,110	$10,983	$4,693	$8,717	$6,632
Revolver:
Gross potential available under the BofA Revolver	150,000	237,500	237,500	237,500	237,500
Less:
Outstanding balance	(75,000)	(40,000)	(55,000)	(65,000)	(48,000)
Total Liquidity	$88,110	$208,483	$187,193	$181,217	$196,132

*	See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

March 31, 2023| Page 13

Owned & Consolidated Portfolio Overview

	As of the Quarter Ended
	31-Mar-23	31-Dec-22	30-Sep-22	30-Jun-22	31-Mar-22
Total Owned Properties:
Number of properties	20	21	22	24	24
Square feet	6,049,466	6,239,530	6,433,954	6,915,715	6,915,609
Leased percentage	73.9%	75.6%	75.9%	76.3%	77.3%

Consolidated Property - Single Asset REIT (SAR):
Number of properties	1	—	—	—	—
Square feet	213,760	—	—	—	—
Leased percentage	4.1%

Total Owned and Consolidated Properties:
Number of properties	21	21	22	24	24
Square feet	6,263,226	6,239,530	6,433,954	6,915,715	6,915,609
Leased percentage	71.5%	75.6%	75.9%	76.3%	77.3%

March 31, 2023| Page 14

Owned & Consolidated Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Owned Properties:

East Region							Midwest Region

Richmond, VA							Minneapolis
Innsbrook	Glen Allen	VA	298,183	47.8%	47.8%	$19.33	121 South 8th Street	Minneapolis	MN	298,121	84.5%	84.5%	$25.06
							801 Marquette Ave	Minneapolis	MN	129,691	91.8%	91.8%	24.35
Charlotte, NC							Plaza Seven	Minneapolis	MN	330,096	65.0%	71.6%	29.74
Forest Park	Charlotte	NC	64,198	78.4%	78.4%	23.43
							Indianapolis, IN
							Monument Circle (c)	Indianapolis	IN	213,760	4.1%	4.1%	31.97

East Region Total			362,381	53.2%	53.2%	$20.40	Midwest Region Total			971,668	61.1%	63.4%	$26.82

(a)	Weighted Occupied Percentage for the three months ended March 31, 2023.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	Consolidated as of January 1, 2023, property held by Single Asset REIT (SAR).

March 31, 2023| Page 15

Owned & Consolidated Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	209,461	49.0%	49.0%	$29.05	1999 Broadway	Denver	CO	680,255	61.9%	65.0%	$34.25
One Legacy Circle	Plano	TX	214,110	69.3%	63.7%	38.64	Greenwood Plaza	Englewood	CO	196,236	66.3%	66.3%	26.44
Addison Circle	Addison	TX	289,333	83.0%	83.0%	34.63	1001 17th Street	Denver	CO	644,785	70.8%	69.9%	37.92
Collins Crossing	Richardson	TX	300,887	97.1%	96.1%	26.38	600 17th Street	Denver	CO	611,163	80.5%	76.8%	34.96
Liberty Plaza	Addison	TX	217,841	72.9%	72.9%	24.08
							West Region Total			2,132,439	70.3%	70.0%	$34.90
Houston
Park Ten	Houston	TX	157,609	90.8%	72.0%	28.79	Total Owned & Consolidated Properties			6,263,226	71.5%	70.1%	$31.06
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	26.68
Park Ten Phase II	Houston	TX	156,746	95.0%	95.0%	29.13
Westchase I & II	Houston	TX	629,025	59.0%	58.6%	27.34

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	213,182	98.5%	73.6%	41.87

Atlanta
Pershing Plaza	Atlanta	GA	160,145	79.8%	79.8%	39.03

South Region Total			2,796,738	78.4%	74.8%	$30.55

(a)	Weighted Occupied Percentage for the three months ended ended March 31, 2023.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

March 31, 2023| Page 16

Tenants by Industry (Owned and Consolidated Properties by Square Feet)

Medical & Social Services 2%
Other 3%
Banking 3%
Communications 4%
Wholesalers 4%
Manufacturing 4%
Insurance 4%
Government 5%
Architecture & Engineering 5%
General Business Services 6%
Real Estate 8%
Legal Services 9%
Professional Services 11%
Technology 14%
Oil & Gas 18%

March 31, 2023| Page 17

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	120	248,399	4.0%	$7,064,468	5.1%
2	EOG Resources, Inc.	1	45	169,167	2.7%	6,237,187	4.5%
3	US Government (b)	2	34, 94	168,573	2.7%	6,339,490	4.5%
4	Lennar Homes, LLC	1	168	155,808	2.5%	6,450,451	4.6%
5	Kaiser Foundation Health Plan	1	14	120,979	1.9%	3,971,812	2.8%
6	Argo Data Resource Corporation (c)	1	5, 89	114,200	1.8%	3,444,272	2.5%
7	Swift, Currie, McGhee & Hiers, LLP	1	126	101,296	1.6%	4,111,908	3.0%
8	Deluxe Corporation	1	172	98,922	1.6%	2,955,910	2.1%
9	Ping Identity Corp.	1	39	89,856	1.4%	3,673,313	2.6%
10	Permian Resources Operating, LLC	1	103	67,856	1.1%	2,876,416	2.1%
11	Bread Financial Payments, Inc.	1	39	67,274	1.1%	2,828,872	2.0%
12	PricewaterhouseCoopers LLP	1	70	66,304	1.1%	2,323,323	1.7%
13	Hall and Evans LLC	1	77	65,878	1.1%	2,516,081	1.8%
14	Cyxtera Management, Inc.	1	82	61,826	1.0%	2,404,413	1.7%
15	Precision Drilling (US) Corporation	1	62	59,569	1.0%	2,059,896	1.5%
16	Schwegman, Lundberg & Woessner, P.A. (d)	1	2, 58	58,263	0.9%	1,748,141	1.3%
17	EMC Corporation	1	18	57,100	0.9%	1,727,275	1.2%
18	ID Software, LLC	1	74	57,100	0.9%	1,687,605	1.2%
19	Olin Corporation	1	84	54,080	0.9%	1,684,592	1.2%
20	Unique Vacations (e)	1	130	53,119	0.8%	—	0.0%

			Total	1,935,569	31.0%	$66,105,425	47.4%

Footnotes on next page

March 31, 2023| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at March 31, 2023 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(c) Includes 28,550 square feet expiring in 2023. The remaining 85,650 square feet expire in 2030.

(d) Includes 11,994 square feet expiring in 2023. The remaining 46,269 square feet expire in 2028.

(e) Lease commences on June 1, 2023 and rent commences on April 1, 2024.

March 31, 2023| Page 19

Leasing Activity (Owned and Consolidated Properties)

			Year	Year
	Three Months Ended		Ended	Ended
Leasing Activity	31-Mar-23	31-Mar-22	31-Dec-22	31-Dec-21
(in Square Feet - SF)
New leasing	48,000	103,000	275,000	370,000
Renewals and expansions	81,000	28,000	160,000	665,000
	129,000	131,000	435,000	1,035,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$32.87	$33.35	$33.27	30.86
Weighted average lease term	6.1 Years	8.6 Years	6.4 Years	7.7 Years

Increase over average GAAP rents in prior year (a)	5.7%	2.4%	10.6%	2.5%

Average free rent	5 Months	8 Months	6 Months	7 Months
Tenant Improvements	$28.53	$52.16	$31.86	25.89
Leasing Costs	$9.71	$18.10	$11.80	11.45

(a)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

March 31, 2023| Page 20

Lease Expirations by Square Feet (Owned and Consolidated Properties)

March 31, 2023| Page 21

Lease Expirations with Annualized Rent per Square Foot (SF) (Owned and Consolidated Properties)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases (e)		Leases (b)	Leases	Leases	Total

2023	31	(c)	256,233		$7,825,299	$30.54	5.6%	5.6%
2024	50		705,840		22,977,057	32.55	16.5%	22.1%
2025	55		436,447		14,482,960	33.18	10.4%	32.5%
2026	41		608,427		21,213,977	34.87	15.2%	47.7%
2027	22		321,740		9,726,005	30.23	7.0%	54.7%
2028	22		280,102		7,931,928	28.32	5.7%	60.4%
2029	16		350,900		10,408,862	29.66	7.5%	67.9%
2030	11		292,715		9,262,533	31.64	6.6%	74.5%
2031	8		271,904		10,028,022	36.88	7.2%	81.7%
2032	—		—		—	—	0.0%	81.7%
2033 and thereafter	51		953,042	(d)	25,587,065	26.85	18.3%	100.0%
Leased total	307		4,477,350		$139,443,708	$31.14	100.0%
Owned property vacant SF			1,580,831
Monument Circle vacant SF (e)			205,045
Total Portfolio Square Footage			6,263,226

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at March 31, 2023 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 2 leases that are month-to-month.
(d)	Includes 66,666 square feet that are non-revenue producing building amenities.
(e)	Includes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 25 for more information.

March 31, 2023| Page 22

Capital Expenditures (Owned and Consolidated Properties)

(in thousands)
For the Three Months Ended
31-Mar-23

Tenant improvements	$3,047
Deferred leasing costs	908
Non-investment capex	2,967
Total Capital Expenditures	$6,922

	For the Three Months Ended				Year Ended
	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Tenant improvements	$1,877	$5,453	$6,813	$7,508	$21,651
Deferred leasing costs	3,032	1,327	2,053	1,152	7,564
Non-investment capex	5,065	6,736	9,289	9,074	30,164
Total Capital Expenditures	$9,974	$13,516	$18,155	$17,734	$59,379

First generation leasing and investment capital was $0.3 million for the three months ended March 31, 2023 and $9.0 million for the year ended December 31, 2022.

March 31, 2023| Page 23

Disposition Activity (in thousands except for Square Feet)

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2023
Northwest Point	Elk Grove	IL	177,095	3/10/23	$29,125	$8,392

2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412
909 Davis	Evanston	IL	195,098	12/28/22	27,750	3,939

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,734)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928

March 31, 2023| Page 24

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	31-Mar-23	31-Mar-23

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	30-Jun-23	$24,000	$24,000	7.51%

			$24,000	$24,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

This mortgage loan secured by the property has been eliminated in consolidation, which is explained below.

Consolidation of Sponsored REIT

As of January 1, 2023, we consolidated Monument Circle into our financial statements.  On October 29, 2021, we agreed to amend and restate our existing loan to Monument Circle that is secured by a mortgage on real estate owned by Monument Circle, which we refer to as the Sponsored REIT Loan.  The amended and restated Sponsored REIT Loan extended the maturity date from December 6, 2022 to June 30, 2023 (subject to further extension to September 30, 2023), increased the aggregate principal amount of the loan from $21 million to $24 million, and included certain other modifications.  In consideration of our agreement to amend and restate the Sponsored REIT Loan, we obtained from the stockholders of Monument Circle the right to vote their shares in favor of any sale of the property owned by Monument Circle any time on or after January 1, 2023.  As a result of our obtaining this right to vote shares, GAAP variable interest entity (VIE) rules required us to consolidate Monument Circle as of January 1, 2023.  A gain on consolidation of approximately $0.4 million was recognized in the three months ended March 31, 2023.

Additional information about the consolidation of Monument Circle can be found in Note 1, “Organization, Properties, Basis of Presentation, Financial Instruments, and Recent Accounting Standards – Variable Interest Entities (VIEs)” and Note 2, “Related Party Transactions and Investments in Non-Consolidated Entities - Management fees and interest income from loans”, in the Notes to Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

March 31, 2023| Page 25

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	31-Mar-23	Loans outstanding on secured RE	$—	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in non-consolidated SARs (book basis)	—	during 2023 (in 000's)	136
Shares outstanding	103,235.9	Straight-line rent receivable	51,703
Closing price	$1.57	Asset held for sale	—	Straight-line rental revenue current quarter	$331
Market capitalization	$162,080	Cash, cash equivalents and restricted cash	13,110
Debt	400,000	Tenant rent receivables	3,306	Management fee income current quarter	$—
Total Market Capitalization	$562,080	Prepaid expenses	2,894	Interest income from secured loans	—
		Office computers and furniture	145	Management fees and interest income from loans	$—
		Other assets:
	3 Months	Deferred financing costs, net	3,711
	Ended	Other assets: Derivative Market Value	—
NOI Components	31-Mar-23	Other assets - Right-to-Use Asset	608
			$75,477
Same Store NOI (1)	$17,072
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	17,072	Debt (excluding contra for unamortized financing costs)	$400,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	38,909	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$17,072	Tenant security deposits	5,740
		Other liabilities: lease liability	655	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	—
Financial Statement Reconciliation:			$445,304	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$37,767
Rental operating expenses	(12,690)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(6,973)
NOI from dispositions & acquisition properties	(668)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(67)
Management & other fees (5)	(297)
Property NOI (1)	$17,072

March 31, 2023| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2023| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments.  EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses.  The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for all periods presented.  We also exclude properties that have been acquired, consolidated or placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

March 31, 2023| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

March 31, 2023| Page 29

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

March 31, 2023| Page 30